UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19551	47-0728886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

9719 Estate Thomas Havensight

St. Thomas, U.S. Virgin Islands 00802

(Address of principal executive offices and zip code)

(340) 777-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 5, 2004, Atlantic Tele-Network, Inc. (the “Company”) presented information regarding the Company’s business at a conference on the telecom industry sponsored by the New York Society of Security Analysts. The slide presentation given at this conference is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

The information contained in this Current Report on From 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Presentation to the New York Society of Security Analysts dated November 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By:	/s/ MICHAEL T. PRIOR
Chief Financial Officer

November 5, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Presentation to the New York Society of Securities Analysts dated November 5, 2004.